As filed with the Securities and Exchange Commission on August 29, 2005


                                                                File No. 2-96484
                                                              File No. 811-4258
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              ------------------

                                   FORM N-1A



            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                          Pre-Effective Amendment No.                       [ ]
                        Post-Effective Amendment No. 23                     [X]
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                     [X]
                                    Amendment No. 23                        [X]
                                 ------------------


                       Value Line Convertible Fund, Inc.
              (Exact Name of Registrant as Specified in Charter)

                             220 East 42nd Street
                         New York, New York 10017-5891
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (212) 907-1500

                               David T. Henigson
                               Value Line, Inc.
                             220 East 42nd Street
                         New York, New York 10017-5891
                    (Name and Address of Agent for Service)

                                   Copy to:
                              Peter D. Lowenstein
                        Two Sound View Drive, Suite 100
                              Greenwich, CT 06830


It is proposed that this filing will become effective (check appropriate box)
   [ ] immediately upon filing pursuant to paragraph (b)
   [X] on September 1, 2005 pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph (a)(1)
   [ ] 75 days after filing pursuant to paragraph (a)(2)
   [ ] on (date) pursuant to paragraph (a)(1)
   [ ] on (date) pursuant to paragraph (a)(2) of Rule 485


================================================================================

                        Value Line Convertible Fund, Inc.

    ------------------------------------------------------------------------
                                   PROSPECTUS

                                SEPTEMBER 1, 2005
    ------------------------------------------------------------------------

                                                                         #530547

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

                     Fund Summary
                     What is the Fund's goal? Page 2
                     What are the Fund's main investment strategies? Page 2 What are the main risks of investing in the Fund? Page 2 How has the Fund performed? Page 4
                     What are the Fund's fees and expenses? Page 6

How We Manage the Fund
Our principal investment strategies Page 8
The principal risks of investing in the Fund Page 11

                                Who Manages the Fund
                                Investment Adviser Page 13
                                Management fees Page 13
                                Portfolio management Page 13

          About Your Account
          How to buy shares Page 14
          How to sell shares Page 17
          Frequent purchases and redemptions of Fund shares Page 19 Special services Page 20
          Dividends, distributions and taxes Page 21

                                   Financial Highlights
                                   Financial Highlights Page 23

FUND SUMMARY

What is the Fund's goal?

                  The Fund's investment objective is to seek high current income together with capital appreciation. Although the Fund will strive to achieve its goal, there is no assurance that it will succeed.

What are the Fund's main investment strategies?


                  To achieve the Fund's goal, the Adviser invests, under normal conditions, at least 80% of the Fund's net assets in "convertible securities" -- that is bonds, debentures, corporate notes, or preferred stocks, which are convertible into common stock. These may include Rule 144A securities and lower rated, high yielding bonds (known as "junk bonds"). There is no limit on the portion of the Fund's assets that may be invested in junk bonds.

                  In selecting securities for purchase or sale, the Adviser relies on the Value Line Ranking System for convertible securities. The return provided by a convertible security depends largely on the performance of the common stock for which it can be exchanged. Thus, the Adviser's evaluation of the convertible security begins with its ranking of the underlying common stock, using the Value Line TimelinessTM Ranking System or the Value Line PerformanceTM Ranking System (the "Ranking Systems"). The rank for the common stock is then combined with the Adviser's evaluation of the convertible security. The Fund will usually invest in convertible securities issued by companies in the United States with a market capitalization of $1.5 billion or more ranked 1, 2 or 3 by the Ranking Systems. The Fund's portfolio will be actively traded.


What are the main risks of investing in the Fund?

                  Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of the money you invest. Therefore, before you invest in this Fund you should carefully evaluate the risks.

                  Convertible securities are often lower-quality debt securities and have less potential for gain or loss than common stock. High-yielding, lower rated securities (junk bonds) have certain speculative characteristics, are subject to greater market fluctuations and involve greater investment risk, including the possibility of default or bankruptcy, and lack of liquidity and risk of loss of income and principal, than is the case with lower yielding, higher rated securities. Issuers of lower rated securities are more likely to experience financial stress in periods of economic downturn or rising interest rates.


                  One of the risks that you assume when investing in the Fund is market risk, the possibility that the securities in a certain market will decline in value because of factors such as changes in interest rates, declines in consumer confidence or poor earnings reports. Market risk may affect a single issuer, industry, or sector of the economy or the market as a whole. There is also the risk that any of the Fund's holdings could have its credit rating downgraded or the issuer could default, or there could be a sharp rise in interest rates causing the value of certain of the Fund's securities to fall.

                  The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. The Fund will be affected by changes in stock prices, which tend to fluctuate more than bond prices and by changes in interest rates.


                  The Fund may have a high portfolio turnover rate which may result in higher brokerage commissions and may negatively affect the Fund's performance. Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. The Adviser will apply investment techniques and risk analyses in making decisions for the Fund, but there can be no guarantee that these will produce the desired results.


                  Because the Fund may use the Ranking Systems, there is the risk that securities not covered by the Ranking Systems or lower rated securities will appreciate to a greater extent than those securities in the Fund's portfolio.


                  Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to sell a security at a lower price, sell other securities instead or forgo an investment opportunity. This could have a negative effect on the Fund's performance.

                  An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. For a more complete discussion of risk, please turn to page 11.

How has the Fund performed?

                  This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's shares have varied over the past ten calendar years, as well as the average annual total returns (before and after taxes) of these shares for one, five, and ten years. These returns are compared to the performance of the S&P 500[RegTM] Index, which is a broad based market index. You should remember that unlike the Fund, the index is unmanaged and does not include the costs of buying, selling, and holding the securities. All returns reflect reinvested dividends. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

                  Total returns (before taxes) as of 12/31 each year (%)

                  -------------------------------------------------------------

    [The following data is depicted as a bar chart in the printed material.]

       22.75  20.20  17.03   0.54  33.39  -7.56  -6.73  -7.79  17.82  5.20
        1995   1996   1997   1998   1999   2000   2001   2002   2003  2004

Best Quarter:    Q4 1999        24.40%
Worst Quarter:   Q3 1998       (11.78%)


                  As of June 30, 2005, the Fund had a year-to-date total return of -1.51%.

                  Average Annual Total Returns for Periods Ended December 31,
2004


                                               1 year     5 years    10 years
================================================================================
Value Line Convertible Fund
--------------------------------------------------------------------------------
Return before taxes                             6.20%      -0.10%      8.70%
--------------------------------------------------------------------------------
Return after taxes on distributions             5.70%      -2.18%      5.81%
--------------------------------------------------------------------------------
Return after taxes on distributions and sale    4.29%      -1.30%      5.77%
of Fund shares
--------------------------------------------------------------------------------
S&P 500 (reflects no deduction for             10.88%      -2.30%     12.07%
fees, expenses or taxes)
--------------------------------------------------------------------------------


                  After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period. "Return after taxes on distributions and sale of Fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains.

                  After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns reflect past tax effects and are not predictive of future tax effects.

                  Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

What are the Fund's fees and expenses?

     These tables describe the fees and expenses you pay in connection with an investment in the Fund.

     Shareholder Fees (fees paid directly from your investment)
     ===========================================================================
     Maximum Sales Charges (Load) Imposed on Purchases as a            None
     percentage of offering price
     ---------------------------------------------------------------------------
     Maximum Deferred Sales Charges (Load) as a percentage of          None
     original purchase price or redemption price, whichever is lower
     ---------------------------------------------------------------------------
     Maximum Sales Charges (Load) Imposed on Reinvested Dividends      None
     ---------------------------------------------------------------------------
     Redemption Fee                                                    None
     ---------------------------------------------------------------------------
     Exchange Fee                                                      None
     ---------------------------------------------------------------------------

     Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets)
     ==============================================
     Management Fees                          0.75%
     ----------------------------------------------
     Distribution and Service (12b-1) Fees*   0.25%
     ----------------------------------------------
     Other Expenses                           0.53%
     ----------------------------------------------
     Total Annual Fund Operating Expenses     1.53%
     ----------------------------------------------

     * Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

                  Example

                  This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown, assuming that the Fund's operating expenses remain the same. The expenses indicated for each period would be the same whether you sold your shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:

                              1 year   3 years   5 years   10 years
====================================================================
Value Line Convertible Fund     $156      $483      $834    $1,824
--------------------------------------------------------------------

HOW WE MANAGE THE FUND

Our principal investment strategies

                  Because of the nature of the Fund, you should consider an investment in it to be a long-term investment that will best meet its objective when held for a number of years. The following is a description of how the Adviser pursues the Fund's objective.

                  Under normal conditions, the Fund invests at least 80% of its net assets in convertible securities. The balance of the Fund's portfolio may include non-convertible debt or equity securities, U.S. government securities, warrants, repurchase agreements or money market instruments. Securities received upon conversion or exercise of warrants and securities remaining upon the breakup of units or detachments of warrants may also be retained in the Fund's portfolio to permit orderly disposition or for federal income tax purposes. The Fund is not required to sell securities for the purpose of assuring that 80% of its net assets are invested in convertible securities.

                  Convertible securities are often lower-quality debt securities and have less potential for gain or loss than common stock. The Fund may invest in high yielding, lower rated bonds known as "junk bonds". These are rated below investment grade by independent rating agencies or are not rated but which the Adviser considers to be of comparable credit.

                  In selecting securities for purchase or sale, the Adviser may rely on the Value Line Ranking System for convertible securities which has evolved over many years of research. The return provided by a convertible security depends largely on the performance of the common stock for which it can be exchanged. Thus, the Value Line Ranking System's evaluation of the convertible begins with its ranking of the underlying common stock, using the Value Line TimelinessTM Ranking System or the Value Line PerformanceTM Ranking System.

                  The Value Line Timeliness Ranking System has evolved after many years of research and has been used in substantially its present form since 1965. It is based upon historical prices and reported earnings, recent earnings and price momentum and the degree to which the latest reported earnings deviated from estimated earnings, among other factors. The Timeliness Rankings are published weekly in the Standard Edition of The Value Line Investment Survey for approximately 1,700 of the most actively traded stocks in U.S. markets, including stocks with large, mid and small market capitalizations. There are only a few stocks of foreign issuers that are included, and stocks that have traded for less than two years are not ranked. On a scale of 1 (highest) to 5 (lowest), the Timeliness Rankings compare the Adviser's estimate of the probable market performance of each stock during the coming six to twelve months to that of all 1,700 stocks under review. The Timeliness Rankings are updated weekly to reflect the most recent information.

                  The Value Line Performance Ranking System for common stocks was introduced in 1995. It is a variation of the Value Line Small-Capitalization Ranking System, which has been employed by the Adviser in managing private accounts since 1981.

                  The Performance Ranking System evaluates the approximately 1,800 stocks in the Small and Mid-Cap Edition of The Value Line Investment Survey which consists of stocks with mostly smaller market capitalizations (under $1 billion), mid-cap stocks (between $1 billion and $5 billion in market capitalization) and only a few stocks of foreign issuers. This stock ranking system relies on factors similar to those found in the Value Line Timeliness Ranking System except that it does not utilize earnings estimates. The Performance Ranks use a scale of 1 (highest) to 5 (lowest) to compare the Adviser's estimate of the probable market performance of each stock during the coming six to twelve months to that of all 1,800 stocks under review.

                  The rank for the common stock is then combined with the Adviser's evaluation of the convertible security. Using a statistical evaluation model, a rank is assigned to approximately 563 convertibles and more than 18 warrants in The Value Line Convertibles Survey issued by companies that are ranked in The Value Line Investment Survey. An additional 97 convertibles and 87 warrants are evaluated but not ranked because the underlying stocks are not ranked by The Value Line Investment Survey. The Value Line Convertible Ranking System, which has been published in essentially its present form since 1973, makes a comparison of the historic price relationship of the convertible to its underlying stock (or to other issues of a similar nature) making adjustments for any changes in conditions that have occurred, to estimate the degree to which the convertible may be underpriced or overpriced. Convertibles issued by companies that are ranked by The Value Line Investment Survey are then ranked on a scale of 1 (highest) to 5 (lowest) based on the total return (from income or dividends plus appreciation) the Adviser estimates it will provide relative to its risk during the coming year.

                  The Value Line Convertible Rankings are published four times a month in The Value Line Convertibles Survey.


                  None of the Value Line Ranking Systems eliminate market risk, but the Adviser believes that they provide objective standards for determining expected relative performance over the next six to twelve months. Under normal conditions, the Fund purchases convertible securities ranked 1 or 2 although it may also purchase securities ranked 3; those convertible securities that fall in rank below 3 will be sold as soon as practical, although those ranked 1, 2 or 3 may also be sold if the Adviser deems a sale advisable. The Fund usually invests in convertible securities issued by companies in the United States with a market capitalization of $1.5 billion or more. The number of convertible securities ranked 1 and 2 will change from week to week. As of July 25, 2005, there were 125 convertible securities ranked 1 and 129 ranked 2, not all of which will be purchased by the Fund. The utilization of the Ranking Systems is no assurance that the Fund will perform more favorably than the market in general over any particular period.


                  Temporary defensive position

                  From time to time in response to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position and invest a portion of its assets in cash, cash equivalents or U.S. Government securities. This could help the Fund avoid losses, but it may have the effect of reducing the Fund's capital appreciation or income, or both. If this occurs, the Fund may not achieve its investment objective.

                  Portfolio turnover

                  The Fund engages in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objective. This strategy results in higher brokerage commissions and other expenses and may negatively affect the Fund's performance. Portfolio turnover may also result in capital gain distributions that could increase your income tax liability. See "Financial Highlights" for the Fund's most current Portfolio turnover rates.

The principal risks of investing in the Fund

                - Because the Fund invests, under normal conditions, a
                  substantial portion of its assets in convertible securities, the value of the securities in its portfolio and the Fund's share price might decrease in response to the activities of an individual company or in response to general market or economic conditions.

                - Debt securities represent the contractual obligation of an issuer to pay interest and to repay the principal upon maturity and are subject to interest rate and credit risks. Interest rate risk is the decline in the market price of debt securities that usually accompanies a rise in interest rates. Credit risk refers to the possibility that a debt security could have its credit downgraded or that the issuer will fail to pay the principal or interest when due.

                - High yielding, lower rated securities (junk bonds) have
                  speculative characteristics, are subject to greater market fluctuations and involve greater investment risk, including the possibility of default or bankruptcy, and risk of loss of income and principal, than is the case with lower yielding, higher-rated securities. The market value of junk bonds may also be more sensitive to changes in the securities rating by credit rating agencies.

                - Issuers of lower-rated securities are more likely to
                  experience financial stress in periods of economic downturn or rising interest rates. In addition, the issuer's ability to service its debt may be adversely affected by poor management, inability to meet business forecasts or unavailability of additional financing.

                - The Fund's use of the Ranking Systems involves the risk that the Ranking Systems may not have the predictive qualities anticipated by the Adviser or that over certain periods of time the price of securities not covered by the Ranking Systems, or lower ranked securities, may appreciate to a greater extent than those securities in the Fund's portfolio.

                - Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                - Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to sell a security at a lower price, sell other securities instead or forgo an investment opportunity. This could have a negative effect on the Fund's performance.


                - Please see the Statement of Additional Information for a
                  further discussion of risks. Information on the Fund's recent portfolio holdings can be found in the Fund's current annual, semi-annual or quarterly reports. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is also available in the Statement of Additional Information.

WHO MANAGES THE FUND

                  The business and affairs of the Fund are managed by the Fund's officers under the direction of the Fund's Board of Directors.

Investment Adviser

                  Value Line, Inc., 220 East 42nd Street, New York, NY 10017, serves as the Fund's investment adviser and manages the Fund's business affairs. Value Line also acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional clients, resulting in combined assets under management of approximately $3 billion as of July 31, 2005.

                  The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc., which with its predecessor has been in business since 1931. Value Line Securities, Inc., the Fund's distributor, is a subsidiary of the Adviser. Another subsidiary of the Adviser publishes The Value Line Investment Survey, The Value Line Convertibles Survey and other publications.

                  A discussion regarding the basis for the Board of Directors' approval of the Fund's investment advisory agreement is available in the Fund's annual report to shareholders dated April 30, 2005.

Management fees

                  For managing the Fund and its investments, the Adviser is paid a fee at an annual rate of 0.75% of the Fund's average daily net assets.

Portfolio management

                  A committee of employees of the Adviser is jointly and primarily responsible for the day-to-day management of the Fund's portfolio. The committee consists of Jeffrey Geffen (lead member), Bradley Brooks and George Graham. The committee meets from time to time to review portfolio holdings and to discuss purchase and sales activity. Mr. Geffen has been a portfolio manager with the Adviser since 2001 and the lead member of the Fund's committee since 2001. From 1989 to 2001, he was Vice President, Investments, at Morgan Stanley Dean Witter Advisers. Mr. Brooks has been a portfolio manager with the Adviser during the past five years. Mr. Graham has been editor of the Value Line Convertibles Survey since 1998 and a member of the Fund's portfolio management committee since 2001. There is additional information in the Statement of Additional Information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

ABOUT YOUR ACCOUNT

How to buy shares

                - By telephone
                  Once you have opened an account, you can buy additional shares by calling 800-243-2729 between 9:00 a.m. and 4:00 p.m. New York time. You must pay for these shares within three business days of placing your order.

                - By wire
                  If you are making an initial purchase by wire, you must call us at 800-243-2729 so we can assign you an account number. Request your U.S. bank with whom you have an account to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the fund in which you want to invest.

                - Through a broker-dealer
                  You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.

                - By mail
                  Complete the account application and mail it with your check payable to BFDS, Agent, to Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed account application or an appropriate retirement plan application if you are opening a retirement account, with your check. Cash, money orders, traveler's checks, cashier's checks, bank drafts or third party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

                - Minimum/additional investments
                  Once you have completed an account application, you can open an account with an initial investment of $1,000, and make additional investments at any time for $250. The price you pay for shares will depend on when we receive your purchase order. The Fund reserves the right to reject any purchase order and to reduce or waive the minimum purchase requirements at any time.

                - Time of purchase
                  Your price for Fund shares is the Fund's net asset value per share (NAV) which is generally calculated as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time) every day the Exchange is open for business. The Exchange is currently closed on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Your order will be priced at the next NAV calculated after your order is received in correct form by BFDS as agent for the Fund. The Fund reserves the right to reject any purchase order and to waive the initial and subsequent investment minimums at any time.


                  Fund shares may be purchased through various third-party intermediaries authorized by the Fund, including banks, brokers, financial advisers and financial supermarkets. When the intermediary is authorized by the Fund, orders will be priced at the NAV next computed after receipt of the order by the intermediary.

                - Distribution plan
                  The Fund has adopted a plan of distribution under rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Fund is charged a fee at the annual rate of 0.25% of the Fund's average daily net assets with the proceeds used to finance the activities of Value Line Securities, Inc., the Fund's distributor. The plan provides that the distributor may make payments to securities dealers, banks, financial institutions and other organizations which provide distribution and administrative services with respect to the distribution of the Fund's shares. Such services may include, among other things, answering investor inquiries regarding the Fund; processing new shareholder account applications and redemption transactions; responding to shareholder inquiries; and such other services as the Fund may request to the extent permitted by applicable statute, rule or regulation. The plan also provides that the Adviser may make such payments out of its advisory fee, its past profits or any other source available to it. The fees payable to the distributor under the plan are payable without regard to actual expenses incurred.

                - Additional dealer compensation
                  Value Line Securities, Inc. (the Fund's distributor) may pay additional compensation, out of its own assets, to certain brokerage firms and other intermediaries or their affiliates, based on Fund assets held by that firm, or such other criteria agreed to by the distributor. Value Line Securities, Inc. determines the firms to which payments may be made.

                - Net asset value
                  The Fund's NAV is determined as of the close of regular trading on the Exchange each day the Exchange is open for business. NAV is calculated by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. The Fund's convertible securities are valued on the basis of prices provided by an independent pricing service, which pricing service may use market quotations or formula pricing to determine the security's value. Securities for which quotations are not readily available from the pricing service (including thinly traded securities) are valued within the range of the most recent bid and ask prices. All other assets of the Fund are valued at their fair value as determined under the direction of the Board of Directors. In determining a convertible security's fair value, the factors to be considered include those that influence the security's value such as the market price of the underlying common stock. The Fund will use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the special issuer. The use of fair value pricing by the Fund may cause the NAV to differ from the NAV that would be calculated using closing market prices. There can be no assurance that the Fund could obtain the fair value assigned to a security if it sold the security at approximately the time at which the Fund determined its NAV. Investments which have a maturity of less than 60 days are valued at amortized cost which represents fair value. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.


                - Important information about opening a new account with the
                  Value Line Funds
                  In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA Patriot Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when completing the Fund's account application, you will be required to supply the Fund with certain information for all persons owning or permitted to act on an account. This information includes name, date of birth, taxpayer identification number and street address. Also, as required by law, the Fund employs various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, the Fund may temporarily limit any share purchases. In addition, the Fund may limit any share purchases or close your account if it is unable to verify your identity.

How to sell shares

                - By mail
                  You can redeem your shares (sell them back to the Fund) at NAV by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. The request must be signed by all owners of the account, and you must include a signature guarantee using the medallion imprint for each owner. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with signature guaranteed with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.


                  We will pay you promptly, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days from the date of purchase, before we send the proceeds to you.


                  If your account is held in the name of a corporation, as a fiduciary or agent, or as surviving joint owner, you may be required to provide additional documents with your redemption request.


                - By telephone or wire
                  You can sell $1,000 or more of your shares by telephone or wire, with the proceeds sent to your bank the next business day after we receive your request.


                - By check
                  You can sell $500 or more of your shares by writing a check payable to the order of any person.

                - Through a broker-dealer
                  Fund shares may be sold through various third party intermediaries including banks, brokers, financial advisers and financial supermarkets, who may charge a fee for this service. When the intermediary is authorized by the Fund, the shares that you buy or sell through the intermediary are priced at the next NAV that is computed after receipt of your order by the intermediary.

                  Among the brokers that have been authorized by the Fund are Charles Schwab & Co., Inc., National Investor Services Corp., Pershing and Fidelity Brokerage Services Corp. You should consult with your broker to determine if it has been so authorized.

                - By exchange
                  You can exchange all or part of your investment in the Fund for shares in other Value Line funds. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund's prospectus and read it carefully before buying shares through an exchange. To execute an exchange, call 800-243-2729. We reserve the right to reject any exchange order.

                  When you send us a properly completed request to sell or exchange shares, you will receive the NAV that is next determined after we receive your request. For each account involved you should provide the account name, number, name of fund and exchange or redemption amount. Call 1-800-243-2729 for information on additional documentation that may be required. You may have to pay taxes on the gain from your sale or exchange of shares.

                  Exchanges among Value Line funds are a shareholder privilege and not a right. The Fund may temporarily or permanently terminate the exchange privilege of any investor that, in the opinion of the Fund, uses market timing strategies or who makes more than four exchanges out of the Fund during a calendar year.

                  The exchange limitation does not apply to systematic purchases and redemptions, including certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the Fund's ability to monitor exchange activity. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The Fund receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.

                  Account minimum

                  If as a result of redemptions your account balance falls below $500, the Fund may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Fund may redeem your account, after first notifying you in writing.

                  Redemption in kind


                  The Fund reserves the right to make a redemption in kind--payment in liquid portfolio securities, wholly or in part, rather than cash--if the amount being redeemed is large enough to affect Fund operations. The redeeming shareholder will pay transaction costs to sell these securities and will bear the market risk of holding the securities.


Frequent purchases and redemptions of Fund shares


                  Frequent purchases and redemptions of the Fund's shares entail risks, including dilution in the value of the Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, and increased brokerage and administrative costs. Because the Fund does not accomodate frequent purchases and redemptions of Fund shares, the Fund's Board of Directors has adopted policies and procedures to prohibit investors from engaging in late trading and to discourage excessive and short-term trading practices that may disrupt portfolio management strategies and harm Fund performance.


                  Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Fund considers trading in its shares to be excessive if an investor:


                - sells shares within thirty days after the shares were
                  purchased;


                - makes more than four exchanges out of the Fund during a
                  calendar year (other than systematic purchases and redemptions);

                - enters into a series of transactions that is indicative of a timing pattern strategy.

                  In order to seek to detect frequent purchases and redemptions of Fund shares, the Adviser monitors selected trades. If the Adviser determines that an investor or a client of a broker has engaged in excessive short-term trading that may be harmful to the Fund, the Adviser will ask the investor or broker to cease such activity and may refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that the Adviser believes are under their control. The Adviser applies these restrictions uniformly in all cases.


                  While the Adviser uses its reasonable efforts to detect excessive trading activity, there can be no assurance that its efforts will be successful or that market timers will not employ tactics designed to evade detection. Neither the Adviser, the Fund nor any of its service providers may enter into arrangements intended to facilitate frequent purchases and redemptions of Fund shares. Frequently, shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The Adviser's ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the Fund's policies. Consequently, it may be more difficult for the Fund to detect market timing activity through such accounts. However, should the Fund detect market timing activity it may terminate the account. Because omnibus accounts may apply their own market timing policies with respect to their accounts and because the Adviser retains discretion in applying market timing policies, there is a risk that different shareholders may be treated differently and some level of market timing activity could occur.


Special services

                  To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services. You can get further information about these programs by calling Shareholder Services at 800-243-2729.

                - Valu-Matic[RegTM] allows you to make regular monthly
                  investments of $25 or more automatically from your checking account.

                - Through our Systematic Cash Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more. Such withdrawals will each constitute a redemption of a portion of your Fund shares which may result in income, gain or loss to you for federal income tax purposes.

                - You may buy shares in the Fund for your individual or group retirement plan, including your Regular or Roth IRA. You may establish your IRA account even if you already are a member of an employer-sponsored retirement plan. Not all contributions to an IRA account are tax deductible; consult your tax advisor about the tax consequences of your contribution.

Dividends, distributions and taxes

                  The Fund intends to pay dividends from its net investment income, if any, quarterly and to distribute any capital gains that it has realized annually. The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid U.S. federal income or excise tax. We automatically reinvest all dividends and any capital gains, unless you instruct us otherwise in your application to purchase shares.

                  Investors should consider the tax consequences of buying shares of the Fund shortly before the record date of a capital gain distribution because such distribution will generally be taxable even though the net asset value of shares of the Fund will be reduced by the distribution.

                  Dividends and distributions generally are taxable, regardless of whether you reinvest them or receive them in cash. Distributions from short-term capital gains will be taxable to you as ordinary income. For federal income tax purposes, dividends from net investment income will be taxable either as ordinary income or, if so designated by the Fund and certain other conditions are met by the Fund and the shareholder, including holding period requirements, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Distributions designated by the Fund as capital gains distributions will be taxable to you as long-term capital gains, no matter how long you have owned your Fund shares. In addition, you may be subject to state and local taxes on distributions.

                  We will send you a statement by January 31 each year detailing the amount and nature of all dividends and capital gains that you received during the prior year.

                  If you hold your Fund shares in a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on distributions until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

                  You will generally have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale in an amount equal to the difference between the net amount of the redemption or sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem, sell or exchange. Certain limitations may apply to limit your ability to currently deduct capital losses.

                  As with all mutual funds, the Fund may be required to withhold a 28% backup withholding tax on all taxable distributions payable to you if you fail to provide the Fund with your correct social security number or other taxpayer identification number or make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                  The above discussion is meant only as a summary; more information is available in the Statement of Additional Information. We urge you to consult your tax adviser about your particular tax situation including federal, state, local and foreign tax considerations and possible withholding taxes for non-U.S. shareholders.

FINANCIAL HIGHLIGHTS


                  The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-243-2729.

                  Financial Highlights

                  -------------------------------------------------------------


       ====================================================================================================================
                                                                       Years Ended April 30,
                                                      -------------------------------------------------------
                                                         2005          2004            2003         2002(2)         2001
       --------------------------------------------------------------------------------------------------------------------
       Net asset value, beginning of year               $ 11.31       $ 10.28         $ 10.97       $ 12.27       $  16.55
       --------------------------------------------------------------------------------------------------------------------
       Income (loss) from investment
       operations:
       Net investment income                                .19           .28             .27           .33            .51
       Net gains or losses on securities
       (both realized and unrealized)                      (.19)         1.05            (.68)         (.97)         (2.44)
       --------------------------------------------------------------------------------------------------------------------
       Total from investment operations                      --          1.33            (.41)         (.64)         (1.93)
       --------------------------------------------------------------------------------------------------------------------
       Less distributions:
       Dividends from net investment
       income                                              (.25)          (.30)          (.28)         (.41)          (.51)
       Distributions from net realized gains                 --             --             --          (.25)         (1.84)
       --------------------------------------------------------------------------------------------------------------------
       Total distributions                                 (.25)          (.30)          (.28)         (.66)         (2.35)
       --------------------------------------------------------------------------------------------------------------------
       Net asset value, end of year                     $ 11.06       $ 11.31         $ 10.28       $ 10.97       $  12.27
       --------------------------------------------------------------------------------------------------------------------
       Total return                                        (.05)%       13.03  %        (3.62)%       (5.24)%       (11.38)%
       --------------------------------------------------------------------------------------------------------------------
       Ratios/Supplemental Data:
       Net assets, end of year (in thousands)           $38,665       $ 43.502        $44,075       $58,464       $ 67,240
       Ratio of expenses to average net assets(1)          1.53%          1.51%          1.47%         1.31%          1.22%
       Ratio of net investment income to average
       net assets                                          1.68%          2.49%          2.66%         3.04%          3.37%
       Portfolio turnover rate                              122%           130%           128%           67%            50%
       --------------------------------------------------------------------------------------------------------------------

                  (1) Ratio reflects expenses grossed up for custody credit
                     arrangements. The ratio of expenses to average net assets net of custody credits would have been 1.52% for the year ended April 30, 2005, 1.50% for the year ended April 30, 2004, unchanged for the years ended April 30, 2003 and 2002 and 1.21% for the year ended April 30, 2001.

                  (2) Effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended April 30, 2002 on net investment income and net realized and unrealized gains and losses was ($.04) per share. The effect of this change was to decrease the ratio of net investment income to average net assets from 3.41% to 3.04%. Per share data and ratios for years prior to May 1, 2001 have not been restated to reflect this change in accounting policy.

For more information

                  Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders and quarterly reports filed with the Securities and Exchange Commission. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can find more detailed information about the Fund in the current Statement of Additional Information dated September 1, 2005, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at 220 East 42nd Street, New York, NY 10017-5891 or call toll-free 800-243-2729. You may also obtain the prospectus, Statement of Additional Information and annual and semi-annual reports, free of charge from our Internet site at http://www.vlfunds.com.

                  Reports and other information about the Fund are available on the Edgar Database on the SEC Internet site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 1-800-SEC-0330.

   Investment Adviser                    Service Agent
   Value Line, Inc.                      State Street Bank and Trust Company
   220 East 42nd Street                  c/o BFDS
   New York, NY 10017-5891               P.O. Box 219729
                                         Kansas City, MO 64121-9729

   Custodian                             Distributor
   State Street Bank and Trust Company   Value Line Securities, Inc.
   225 Franklin Street                   220 East 42nd Street
   Boston, MA 02110                      New York, NY 10017-5891

                  Value Line Securities, Inc.
                  220 East 42nd Street, New York, NY 10017-5891        File No.
                  811-4258

                       VALUE LINE CONVERTIBLE FUND, INC.

              220 East 42nd Street, New York, New York 10017-5891
                        1-800-243-2729 www.vlfunds.com

--------------------------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION

                               SEPTEMBER 1, 2005
--------------------------------------------------------------------------------
     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line Convertible Fund, Inc. (the "Fund") dated September 1, 2005, a copy of which may be obtained without charge by writing or telephoning the Fund. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Fund's 2005 Annual Report to Shareholders are incorporated by reference in this Statement of Additional Information. A copy of the Annual Report is available from the Fund upon request and without charge by calling 1-800-243-2729.

                                 ------------

                               TABLE OF CONTENTS

                                                                        Page
                                                                        -----
       Description of the Fund and Its Investments and Risks .......... B-2
       Management of the Fund ......................................... B-9
       Investment Advisory and Other Services ......................... B-14
       Service and Distribution Plan .................................. B-16
       Brokerage Allocation and Other Practices ....................... B-18
       Capital Stock .................................................. B-19
       Purchase, Redemption and Pricing of Shares ..................... B-19
       Taxes . . . . . ................................................ B-20
       Performance Data ............................................... B-25
       Financial Statements ........................................... B-25

             DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

     History and Classification. The Fund is an open-end, diversified. management investment company incorporated in Maryland in 1985. The Fund's investment adviser is Value Line, Inc. (the "Adviser").

Principal Investment Strategies.

     Convertible Securities. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Because of the conversion feature, the price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock. In general, convertible securities:

   o have higher yields than common stocks but lower yields than comparable non-convertible securities,

   o may be subject to less fluctuation in value than the underlying stock because of their income, and

   o provide potential for capital appreciation if the market price of the underlying common stock increases (and in those cases may be thought of as "equity substitutes").

     Convertible bonds and convertible preferred stocks are fixed-income securities that retain the investment characteristics of fixed-income securities until they have been converted. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Convertible securities are senior securities and, therefore, have a claim against the assets of the issuing corporation that is superior to the claims of holders of the issuer's common stock upon liquidation of the corporation. Convertible securities, however, are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide income potential and yields that are generally higher than common stocks, but which are generally lower than non-convertible securities of similar credit quality.

     As with all fixed-income securities, convertible securities are subject to changes in value from changes in the level of prevailing interest rates. However, the conversion feature of convertible securities, giving the owner the right to exchange them for the issuer's common stock, in general causes the market value of convertible securities to increase when the value of the underlying common stock increases, and to fall when the stock price falls. Since securities prices fluctuate, however, there can be no assurance that the market value of convertible securities will increase. Convertible securities generally do not have the same potential for capital appreciation as the underlying stock. When the value of the underlying common stock is falling, the value of the convertible security may not experience the same decline as the underlying common stock. It tends to decline to a level (often called investment value) approximating the yield-to-maturity basis of non-convertible debt of similar credit quality.

     Many convertible securities sell at a premium over their conversion values. Conversion value is the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock. That premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security having capital appreciation potential because of the conversion privilege. If the Fund buys a convertible security at a premium, there can be no assurance that the underlying common stock will appreciate enough for the Fund to recover the premium on the convertible security.

     Convertible securities include convertible preferred stocks. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock's price when interest rates decline. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     The Fund can also invest in a more recently-developed variety of convertible securities referred to as "mandatory-conversion securities." These securities may combine several of the features of debt securities and equity securities, including both preferred stock and common stock. Unlike more traditional convertible securities, however, many of these securities have a mandatory conversion feature and an adjustable conversion ratio. As a result, many of these securities offer limited potential for capital appreciation and, in some instances, are subject to unlimited potential for loss of capital. At any time prior to the mandatory conversion date, the issuer can redeem the preferred stock. At its mandatory conversion date, the preferred stock is converted into a share (or a fraction of a share) of the issuer's common stock at the call price that was established at the time the preferred stock was issued.

     Credit Risk. Debt securities are subject to credit risk. Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to repay principal, the value of that security and of the Fund's shares might be reduced. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities.

     Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent rating of other nationally recognized securities rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade, the Adviser will consider if any action is appropriate in light of the Fund's investment objective and policies.

     Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized securities rating organizations. The Fund may invest in debt securities rated "C" or better.

     Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Declining economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

     The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

     Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

     Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The Adviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

     Interest Rate Risk. The values of debt securities are subject to change when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amount. The magnitude of these fluctuations will often be greater for debt securities having longer maturities than for shorter-term debt securities. The Fund's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Fund's investments in debt securities. Also, if interest rates fall, the Fund's investments in new securities at lower yields will reduce the Fund's income.

     Stock Market Risk. Because most of the Fund's investments are convertible into common stock, the prices of the Fund's investments in convertible securities are sensitive to events that affect the values of the issuer's common stock. Those can include broad stock market events as well as events affecting the particular issuer, such as poor earnings reports, loss of major customers, major litigation, or regulatory changes affecting the issuer or its industry. The income offered by fixed-income securities can help reduce the effect of that volatility on the Fund's total return to some degree, but the prices of the Fund's convertible securities will be affected by those events.

     Small Company Risk. While the Fund can buy convertible securities of companies of small, medium or large market capitalizations, to the extent the Fund invests in small-capitalization companies, they may offer greater potential for high total return than securities of larger issuers. Small-cap issuers may have less of a trading market and may be subject to greater risks of default than securities of larger issuers.

     Rule 144A Securities. The Fund may purchase certain securities ("Rule 144A Securities") for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933 (the "Securities Act"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. The Adviser, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are liquid or illiquid for purposes of the Fund's limitation on investment in securities which are not readily marketable or are illiquid. Among the factors to be considered are the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the time needed to dispose of it. To the extent that the liquid Rule 144A securities that the Fund holds become illiquid, due to lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund's assets invested in illiquid assets would increase. The Adviser, under the supervision of the Board of Directors, will monitor the Fund's investments in Rule 144A securities and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests. Under current policies, the Fund cannot invest more than 15% of its assets in Rule 144A Securities.


Non-Principal Investment Strategies And Associated Risks.

     Restricted or Illiquid Securities. On occasion, the Fund may purchase illiquid securities or securities which would have to be registered under the Securities Act if they were to be publicly distributed. However, it will not do so if the value of such securities (other than securities eligible to be sold in a Rule 144A transaction and determined by the Adviser to be liquid) and other securities which are not readily marketable (including repurchase agreements maturing in more than seven days) would exceed 10% of the market value of its net assets. The acquisition in limited amounts of restricted securities is believed to be helpful toward the attainment of the Fund's investment objective without unduly restricting its liquidity or freedom in the management of its portfolio. However, because restricted securities may only be sold privately or in an offering registered under the Securities Act, or pursuant to an exemption from such registration, substantial time may be required to sell such securities, and there is greater than usual risk of price decline prior to sale. The Fund will not invest more than 10% of its assets in illiquid securities. If more than 10% of the Fund's assets are determined to be in illiquid securities, the Fund will take appropriate steps to protect liquidity.

     Covered Call Options. The Fund may write covered call options on securities held in its portfolio ("covered options") in an attempt to earn additional income on its portfolio or to partially offset an expected decline in the price of a security. When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying stock at the price specified in the option (the "exercise price") at any time during the option period. If the option expires unexercised, the Fund will realize income to the extent of the amount received for the option (the "premium"). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. Because the call option must be covered, the Fund also foregoes the opportunity to sell the underlying security during the option period. The Fund will not write call options in an aggregate amount greater than 25% of its net assets and will only write call options which are traded on a national securities exchange.

     The Fund will purchase call options only to close out a position. When an option is written on securities in the Fund's portfolio and it appears that the purchaser of that option is likely to exercise the option and purchase the underlying security, it may be considered appropriate to avoid liquidating the Fund's position, or the Fund may wish to extinguish a call option sold by it so as to be free to sell the underlying security. In such instances the Fund may purchase a call option on the same security with the same exercise price and expiration date which had been previously written. Such a purchase would have the effect of closing out the option which the Fund has written. The Fund realizes a gain if the amount paid to purchase the call option is less than the premium received for writing a similar option and a loss if the amount paid to purchase a call option is greater than the premium received for writing a similar option. If the underlying security has substantially risen in value, it may be difficult or expensive to purchase the call option for the closing transaction.

     Lending Portfolio Securities. The Fund may lend its portfolio securities to broker-dealers or institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 331/3% of the total assets of the Fund (including the loan collateral). The loans will be made in conformity with applicable regulatory policies and will be 100% collateralized by cash, or liquid securities on a daily basis in an amount equal to the market value of the securities loaned and interest earned. The Fund retains the right to call the loaned securities upon notice and intends to call loaned voting securities in anticipation of any important or material matter to be voted on by stockholders. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loans justifies the risk. The Fund may pay reasonable custodian and administrative fees in connection with the loans.

     Short Sales. The Fund may from time to time make short sales of securities in order to protect a profit or attempt to minimize a loss with respect to convertible securities. The Fund will only make a short sale of a security if it owns other securities convertible into an equivalent amount of such securities. No more than 10% of the value of the Fund's net assets taken at market may at any one time be held as collateral for such sales.

     Repurchase Agreements. The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement to which the Fund is a party, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

     Foreign Securities. The Fund may purchase U.S. dollar denominated securities of foreign issuers which are publicly traded in the United States. Foreign securities involve additional risks and may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there may be less public information about their operations. These risks are typically greater for investments in less-developed countries whose governments and financial markets may be more susceptible to adverse political and economic developments. The Adviser considers these factors in making investments for the Fund. There is no limitation on the amount of the Fund's assets that may be invested in these types of foreign securities.

     Fund Fundamental Policies.

       (i) The Fund may not issue senior securities except evidences of indebtedness permitted under clause (ii) below.

       (ii) The Fund may not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes. Securities will not be purchased while borrowings are outstanding. No assets of the Fund may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt.

       (iii) The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act of 1933 in selling portfolio securities.

       (iv) The Fund may not invest 25% or more of its assets in securities of issuers in any one industry.

       (v) The Fund may not purchase securities of other investment companies or invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Fund may purchase securities of issuers which engage in real estate operations.

       (vi) The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed 10% of the Fund's net assets. The Fund may lend its portfolio securities to broker-dealers and institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 331/3% of the total assets of the Fund.

       (vii) The Fund may not engage in short sales, except to the extent that it owns other securities convertible into an equivalent amount of such securities. Such transactions may only occur for the purpose of protecting a profit or in attempting to minimize a loss with respect to convertible securities. No more than 10% of the value of the Fund's net assets taken at market may at any one time be held as collateral for such sales.

       (viii) The Fund may not purchase or sell any put or call options or any combination thereof, except that the Fund may write and sell covered call option contracts on securities owned by the Fund. The Fund may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written (i.e., "closing purchase transactions").

       (ix) The Fund may not invest more than 5% of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

       (x) The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with their predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

       (xi) The Fund may not purchase securities for the purpose of exercising control over another company.

       (xii) The Fund may not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except that warrants attached to other securities are not subject to these limitations.

       (xiii) The Fund may not invest in commodities or commodity contracts.

       (xiv) The Fund may not purchase the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

       (xv) The Fund may not purchase securities on margin or participate on a joint or a joint and several basis in any trading account in securities.

       (xvi) The Fund may not purchase oil, gas or other mineral type development programs or leases, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

       (xvii) The investment objective of the Fund is to seek high current income together with capital appreciation.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction except for restriction (ii). For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.

     The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

                            MANAGEMENT OF THE FUND

     The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Directors. The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

                                                    Length of
        Name, Address                                 Time
           and Age                 Position          Served
---------------------------- -------------------- ------------
Interested Directors*

Jean Bernhard Buttner        Chairman of the      Since 1985
Age 70                       Board of Directors
                             and President


Marion N. Ruth               Director             Since 2000
5 Outrider Road
Rolling Hills, CA 90274
Age 70


Non-Interested Directors

John W. Chandler             Director             Since 1991
1611 Cold Spring Rd.
Williamstown, MA 01267
Age 81

Frances T. Newton            Director             Since 2000
4921 Buckingham Drive
Charlotte, NC 28209
Age 64

Francis Oakley               Director             Since 2000
54 Scott Hill Road
Williamstown, MA 01267
Age 73

David H. Porter              Director             Since 1997
5 Birch Run Drive
Saratoga Springs, NY 12866
Age 69

Paul Craig Roberts           Director             Since 1985
169 Pompano St.
Panama City Beach, FL 32413
Age 66

Nancy-Beth Sheerr            Director             Since 1996
1409 Beaumont Drive
Gladwyne, PA 19035
Age 56

Officers

Jeffrey Geffen               Vice President       Since 2001
Age 56

George Graham                Vice President       Since 2001
Age 52

Bradley Brooks               Vice President       Since 2001
Age 42

                                              Principal                             Other
                                              Occupation                        Directorships
        Name, Address                      During the Past                         Held by
           and Age                             5 Years                             Director
---------------------------- ------------------------------------------- ---------------------------
Interested Directors*

Jean Bernhard Buttner        Chairman, President and Chief               Value Line, Inc.
Age 70                       Executive Officer of Value Line, Inc. (the
                             "Adviser") and Value Line Publishing,
                             Inc. Chairman and President of each of
                             the 14 Value Line Funds and Value Line
                             Securities, Inc. (the "Distributor").


Marion N. Ruth               Real Estate Executive: President, Ruth      None
5 Outrider Road              Realty (real estate broker).
Rolling Hills, CA 90274
Age 70


Non-Interested Directors

John W. Chandler             Consultant, Academic Search                 None
1611 Cold Spring Rd.         Consultation Service, Inc. Trustee
Williamstown, MA 01267       Emeritus and Chairman (1993-1994) of
Age 81                       the Board of Trustees of Duke
                             University; President Emeritus, Williams
                             College.

Frances T. Newton            Customer Support Analyst, Duke Power        None
4921 Buckingham Drive        Company.
Charlotte, NC 28209
Age 64

Francis Oakley               Professor of History, Williams              Berkshire Life Insurance
54 Scott Hill Road           College,1961 to 2002, President             Company of America
Williamstown, MA 01267       Emeritus since 1994 and President,
Age 73                       1985-1994; Chairman (1993-1997) and
                             Interim President (2002) of the America
                             Council of Learned Societies.

David H. Porter              Visiting Professor of Classics, Williams    None
5 Birch Run Drive            College, since 1999; President Emeritus,
Saratoga Springs, NY 12866   Skidmore College since 1999 and
Age 69                       President, 1987-1998.

Paul Craig Roberts           Chairman, Institute for Political           A. Schulman Inc.
169 Pompano St.              Economy.                                    (plastics)
Panama City Beach, FL 32413
Age 66

Nancy-Beth Sheerr            Senior Financial Advisor, Veritable, L.P.   None
1409 Beaumont Drive          (investment advisor) since April 1, 2004;
Gladwyne, PA 19035           Senior Financial Advisor, Hawthorne,
Age 56                       since 2001-2004.

Officers

Jeffrey Geffen               Portfolio Manager with the Adviser since
Age 56                       2001; Vice President Investments,
                             Morgan Stanley Dean Witter Advisors,
                             1989-2001.

George Graham                Editor, Value Line Convertibles Survey
Age 52                       since 1998; Senior Convertibles Analyst
                             with the Adviser.
Bradley Brooks               Portfolio Manager with the Adviser.
Age 42

                                                                                    Principal                        Other
                                                      Length of                    Occupation                    Directorships
   Name, Address                                        Time                     During the Past                    Held by
      and Age                   Position               Served                        5 Years                       Director
-------------------   ---------------------------   ------------   ------------------------------------------   --------------

David T. Henigson     Vice President, Secretary     Since 1994     Director, Vice President and Compliance
Age 47                and Treasurer                                Officer of the Adviser. Director and Vice
                                                                   President of the Distributor. Vice
                                                                   President, Secretary, Treasurer and
                                                                   Chief Compliance Officer of each of the
                                                                   14 Value Line Funds.


------------
* Mrs. Buttner is an "interested person" as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser; Mrs. Ruth is an interested person by virtue of having been a director of the Adviser.

     Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

     The non-interested Directors of the Fund serve as members of the Audit Committee of the Board of Directors. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Fund and meeting with the Fund's independent registered public accounting firm to review the range of their activities and to discuss the Fund's system of internal accounting controls. The Audit Committee also meets with the independent registered public accounting firm in executive session. There were four meetings of the Audit Committee during the last fiscal year. There is a Valuation Committee consisting of Jean B. Buttner and John W. Chandler (or one other non-interested Director if he is not available). The Valuation Committee met two times during the last fiscal year. The Valuation Committee reviews any actions taken by the Pricing Committee which consists of certain officers and employees of the Fund and the Adviser, in accordance with the valuation procedures adopted by the Board of Directors. There is also a Nominating Committee consisting of the non-interested Directors the purpose of which is to review and nominate candidates to serve as non-interested directors. The Committee generally will not consider nominees recommended by shareholders. The Committee did not meet during the last fiscal year.

     The following table sets forth information regarding compensation of Directors by the Fund and the thirteen other Value Line Funds of which each of the Directors was a director or trustee for the fiscal year ended April 30, 2005. Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds. The Fund has no retirement or pension plan for its Directors.


                                                   Total
                                                Compensation
                                                 From Fund
                                 Aggregate        and Fund
                               Compensation       Complex
       Name of Person            From Fund       (14 Funds)
---------------------------   --------------   -------------
  Jean B. Buttner                 $  -0-          $   -0-
  John W. Chandler                 3,214           45,000
  Frances T. Newton                3,214           45,000
  Francis C. Oakley                3,214           45,000
  David H. Porter                  3,214           45,000
  Paul Craig Roberts               3,214           45,000
  Marion N. Ruth*                    804           11,250
  Nancy-Beth Sheerr                3,214           45,000


------------
* From October 15, 2004

The following table illustrates the dollar range of any equity securities beneficially owned by each Director in the Fund and in all of the Value Line Funds as of December 31, 2004:

                                                   Aggregate Dollar
                             Dollar Range of        Range of Equity
                            Equity Securities      Securities in All
Name of Director               in the Fund      of the Value Line Funds
-------------------------- ------------------- ------------------------
Jean B. Buttner .......... $-0-                     Over $100,000
John W. Chandler .........    $1 - $10,000        $10,001 - $50,000
Frances T. Newton ........    $1 - $10,000        $10,001 - $50,000
Francis C. Oakley ........    $1 - $10,000        $10,001 - $50,000
David H. Porter ..........    $1 - $10,000        $10,001 - $50,000
Paul Craig Roberts .......    $1 - $10,000          Over $100,000
Marion N. Ruth ...........    $1 - $10,000          Over $100,000
Nancy-Beth Sheerr ........    $1 - $10,000        $10,001 - $50,000


As of July 31, 2005, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding shares of the Fund other than Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104 which owned 413,630 shares or approximately 13.0% of the shares outstanding. The Adviser and its affiliates and officers and directors of the Fund as a group owned less than 1% of the outstanding shares.


None of the non-interested Directors, and his or her immediate family members, own any shares in the Adviser, Value Line Securities, Inc., the Fund's distributor (the "Distributor") or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor.

Proxy Voting Policies

     As a shareholder of the companies in which the Fund invests, the Fund receives proxies to vote at those companies' annual or special meetings. The Board of Directors has adopted Proxy Voting Policies and Procedures ("Proxy Voting Policies") pursuant to which the Adviser votes shares owned by the Fund. The Adviser endeavors to vote proxies relating to portfolio securities in accordance with its best judgment as to the advancement of the Fund's investment objectives. The general principles of the Proxy Voting Policies reflect the Adviser's basic investment criterion that good company management is shareholder focused and should generally be supported. The Fund generally supports management on routine matters and supports management proposals that are in the interests of shareholders. The Board of the Fund reviews the Proxy Voting Policies periodically.

     Subject to the Board's oversight, the Adviser has final authority and fiduciary responsibility for voting proxies received by the Fund; however, the Adviser has delegated the implementation of the Fund's Proxy Voting Policies to Investor Responsibility Research Center ("IRRC"), a proxy voting service that is not affiliated with the Adviser or the Fund. In addition, IRRC will make a recommendation to the Adviser consistent with the Proxy Voting Policies with respect to each proxy that the Fund receives. The Adviser generally anticipates that it will follow the recommendations of IRRC.

     The following is a summary of the manner in which the Adviser would normally expect to vote on certain matters that typically are included in the proxies that the Fund receives each year; however, each proxy needs to be considered separately and the Fund's vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, may be considered on a case-by-case basis in light of the merits of the individual transactions.

Election of Directors, Corporate Governance and Routine Matters

     o Generally, the Fund supports the company's nominees to serve as directors.

   o The Fund generally supports management on routine corporate matters and matters relating to corporate governance. For example, the Adviser generally expects to support management on the following matters:

     o Increases in the number of authorized shares of or issuances of common stock or other equity securities;

     o Provisions of the corporate charter addressing indemnification of directors and officers;

     o Stock repurchase plans; and

     o The selection of independent accountants.

     o The types of matters on corporate governance that the Adviser would expect to vote against include:

     o The issuance of preferred shares where the board of directors has complete freedom as to the terms of the preferred;

     o The adoption of a classified board;

     o The adoption of poison pill plans or similar anti-takeover measures; and


     o The authorization of a class of shares not held by the Fund with superior voting rights.

Compensation Arrangements and Stock Option Plans

     The Fund normally votes with management regarding compensation arrangements and the establishment of stock option plans. The Adviser believes, if its view of management is favorable enough that the Fund has invested in the company, that arrangements that align the interests of management and shareholders are beneficial to long-term performance. However, some arrangements or plans have features that the Fund would oppose. For example, the Fund would vote against an option plan that has the potential to unreasonably dilute the interests of existing shareholders, permits equity overhang that exceeds certain levels or that allows for the repricing of outstanding options.

Social Policy Based Proposals

     Generally, the Adviser will vote in accordance with management recommendations on proposals addressing social or political issues that the Adviser believes do not affect the goal of maximizing the return on funds under management.

     If the Adviser believes that a conflict of interest exists with respect to its exercise of any proxy received by the Fund, the Adviser will report the potential conflict to a Proxy Voting Committee consisting of members of the Adviser's staff. A conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Adviser or one of its affiliates or if the Adviser or one of its affiliates has a material business relationship with that company. The Adviser's Proxy Voting Committee is responsible for ensuring that the Adviser complies with its fiduciary obligations in voting proxies. If a proxy is referred to the Proxy Voting Committee, the Proxy Voting Committee evaluates whether a potential conflict exists and, if there is such a conflict, determines how the proxy should be voted in accordance with the best interests of the Fund and its shareholders.

     Every August, the Fund will file with the Securities and Exchange Commission information regarding the voting of proxies by the Fund for the 12-month period ending the preceding June 30th. Shareholders will be able to view such filings on the Commission's website at http://www.sec.gov or at the Fund's website at http://vlfunds.com.

     Shareholders may also obtain a copy of the Proxy Voting Policies by contacting the Fund at the address or phone number on the cover page of this Statement of Additional Information.

Disclosure of Portfolio Holdings

     The Fund's policy is to provide portfolio holdings information to all investors on an equal basis and in a manner that is not expected to interfere with the Fund's investment strategies. To that end, the Fund provides general portfolio holdings information to shareholders in its annual and semi-annual reports, which reports are also filed with the SEC. In addition, with respect to fiscal quarter ends for which there is no shareholder report, the Fund files with the SEC a Form N-Q. Each of these shareholder reports or filings provides full period end portfolio holdings and are filed or mailed to shareholders within 60 days of the period end.

     In addition, the Fund's Distributor produces for marketing purposes Fund fact sheets, which include the Fund's top ten holdings and other information regarding the Fund's portfolio. These fact sheets are prepared as soon as possible after the end of the fiscal quarter but are not released until after the Fund has filed with the SEC its annual, semi-annual or quarterly report.


     Ongoing Relationships. Officers of the Fund who are also officers of the Adviser currently authorize the distribution of portfolio holdings information other than that stated above to (i) the Fund's service providers and (ii) investment company rating agencies, which are Morningstar, Standard and Poor's, Lipper, Thomson Financial, Value Line Publishing and Bloomberg. The Fund's service providers are its accountants, custodian, administrator, counsel, pricing service (Interactive Data Corporation) and proxy voting service, who may need to know the Fund's portfolio holdings in order to provide their services to the Fund. Information is provided to such firms without a time lag. Investment company rating agencies require the portfolio holdings information more frequently than the Fund otherwise discloses portfolio holdings in order to obtain their ratings. This information is normally provided as soon as possible after the period end, which may be month end or quarter end. The Adviser believes that obtaining a rating from such rating agencies, and providing the portfolio holdings information to them, is in the best interest of shareholders. While the Fund does not have written confidentiality agreements from any rating agency or service provider and may be subject to potential risks, the information is provided with the understanding, based on duties of confidentiality arising under law or contract, that it only may be used for the purpose provided and should not be used to trade on such information or communicated to others.

     Non-Ongoing Relationships. Except for rating agencies and service providers, non-public portfolio holdings disclosure may only be made if the Fund's Chief Compliance Officer determines that (i) there are legitimate business purposes for the Fund in making the selective disclosure and (ii) adequate safeguards to protect the interest of the Fund and its shareholders have been implemented. These safeguards may include requiring written undertakings regarding confidentiality, use of the information for specific purposes and prohibition against trading on that information.

     To the extent that an officer of the Fund determines that there is a potential conflict of interest, with respect to the disclosure of information that is not publicly available, between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of the Fund, the Adviser or the Distributor on the other hand, the officer must inform the Fund's Chief Compliance Officer of such potential conflict. The Chief Compliance Officer is responsible for determining whether any such disclosure is reasonable under the cimumstances and shall report any potential conflict of interest and any selective disclosure of portfolio holdings (other than to rating agencies and service providers) to the Fund's Board of Directors. The Fund does not release portfolio holdings information to any person for compensation.


     The Board of Directors of the Fund has approved the Fund's portfolio holdings disclosure policy and may require the Adviser to provide reports on its implementation from time to time including a review of any potential conflicts of interest in the disclosure made by the Adviser in accordance with the policy or the exceptions permitted under the policy. It may also require that the Fund's Chief Compliance Officer monitor compliance with this policy.

                    INVESTMENT ADVISORY AND OTHER SERVICES

     The Fund's Adviser is Value Line, Inc. Arnold Bernhard & Co., Inc., 220 East 42nd Street, New York, NY 10017, a holding company, owns approximately 86% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser and Chairman and President of the Fund, owns all of the voting stock of Arnold Bernhard & Co., Inc.


     The investment advisory agreement between the Fund and the Adviser, dated August 10, 1988, provides for a monthly advisory fee at an annual rate equal to 0.75% of the Fund's average daily net assets. During the fiscal years ended April 30, 2003, 2004 and 2005, the Fund paid or accrued to the Adviser advisory fees of $352,004, $337,037 and $322,653, respectively.

     The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agent, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Fund. The agreement will terminate upon its assignment.

     The Adviser currently acts as investment adviser to 13 other investment companies constituting The Value Line Family of Funds and furnishes investment counseling services to private and institutional accounts resulting in combined assets under management of approximately $3 billion.

     Certain of the Adviser's clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

     The Adviser and/or its affiliates, officers, directors, and employees may from time to time own securities which are also held in the portfolio of the Fund. The Fund, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various situations in order to avoid possible conflicts of interest.

     The Fund has a distribution agreement with the Distributor whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. The Distributor is a wholly-owned subsidiary of the Adviser. For its services under the agreement, the Distributor is not entitled to receive any compensation, although it is entitled to receive fees under the Service and Distribution Plan. The Distributor also serves as distributor to the other Value Line funds. Jean Bernhard Buttner is Chairman and President of the Distributor.

     State Street Bank and Trust Company ("State Street") has been retained to provide certain bookkeeping, accounting and administrative services for the Fund. The Adviser pays State Street $76,400 per annum for providing these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Fund's custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. Boston Financial Data Services, Inc., a State Street affiliate, whose address is 330
W. 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Fund as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 300 Madison Avenue, New York, NY 10017, acts as the Fund's independent registered public accounting firm and also performs certain tax preparation services.


Portfolio Managers

     A committee of employees of the Adviser is primarily responsible for the day-to-day management of the Fund's portfolio. The Committee consists of Jeffrey Geffen (lead member), Bradley Brooks and George Graham.


     Compensation. Each portfolio manager employed by the Adviser receives a fixed base salary. In addition, a manager may receive an annual bonus in the Adviser's discretion. Salary and bonus are paid in cash. Base salary is normally reevaluated on an annual basis. Any bonus is completely discretionary and may be in excess of a manager's base salary. The profitability of the Adviser and the investment performance of the accounts that the portfolio manager is responsible for are factors in determining the manager's overall compensation. The level of any bonus compensation may be influenced by the relative performance of the accounts managed by the portfolio manager or the financial performance of the Adviser. However, as noted, all bonus compensation is discretionary and the Adviser does not employ formulas with respect to either of these factors to compute a portfolio manager's bonus. There are no differences in a portfolio manager's compensation structure for managing mutual funds or private accounts.


     Other Accounts Managed. Jeffrey Geffen is primarily or jointly responsible for the day-to-day management of seven Value Line mutual funds with combined total assets at April 30, 2005 of approximately $1,260 million and two private accounts with assets at April 30, 2005 of approximately $26 million. Bradley Brooks is primarily or jointly responsible for the day-to-day management of four Value Line mutual funds with combined total assets at April 30, 2005 of approximately $533 million and two private accounts with total assets at April 30, 2005 of approximately $31 million. George Graham does not manage any other funds or accounts.


     Material Conflicts of Interest. The Adviser does not believe that material conflicts of interest arise in connection with the portfolio managers' management of the Fund's investments, on the one hand, and the investments of the other accounts managed, on the other. The private accounts, like the Fund, pay an advisory fee based upon the size of the accounts. None of the accounts pay performance-related fees. Investments are allocated pro rata among all of the Adviser's accounts in a manner which the Adviser deems to be fair and equitable.


     Ownership of Securities. No member of the Fund's portfolio management team owned any shares of the Fund at April 30, 2005.

                         SERVICE AND DISTRIBUTION PLAN

     The Service and Distribution Plan (12b-1 Plan) (the "Plan") is designed to finance the activities of the Distributor in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of .25% of the Fund's average daily net assets. During the year ended April 30, 2005, the Fund paid fees of $107,551 to the Distributor under the Plan. The Distributor paid $31,727 to other broker-dealers and incurred $52,639 in advertising and other marketing expenses.

     The principal services and expenses for which such compensation may be used include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers. A report of the amounts expended under the Plan is submitted to and approved by the Directors, including the non-interested Directors, each quarter. Because of the Plan, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies.


     The Plan is a compensation plan, which means that the Distributor's fees under the Plan are payable without regard to actual expenses incurred by the Distributor. To the extent the revenue received by the Distributor pursuant to the Plan exceeds the Distributor's distribution expenses, the Distributor may earn a profit under the Plan.

     The Plan is subject to annual approval by the Directors, including the non-interested Directors. The Plan is terminable at any time by vote of the Directors or by vote of a majority of the shares of the Fund. Pursuant to the Plan, a new Director who is not an interested person (as defined in the Investment Company Act of 1940) must be nominated by existing Directors who are not interested persons.

     Because amounts paid pursuant to the Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. None of the non-interested Directors has a financial interest in the operation of the Plan.

     The Plan was adopted because of its anticipated benefits to the Fund. These anticipated benefits include: the ability to realize economies of scale as a result of increased promotion and distribution of the Fund's shares, an enhancement in the Fund's ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, increased stability in the Fund's investment positions, and greater flexibility in achieving investment objectives. The costs of any joint distribution activities between the Fund and other Value Line Funds will be allocated among the Funds in proportion to the number of their shareholders.

Additional Dealer Compensation

     If you purchase shares of the Fund through a broker, fund trading platform or other financial intermediary (collectively, "intermediaries"), your intermediary may receive various forms of compensation from the Distributor. Such payments may be based on a variety of factors, including sales of Fund shares through that intermediary or the value of shares held by investors through that intermediary. Compensation from the Distributor may vary among intermediaries. The types or payments an intermediary may receive include:

     o Payments under the Plan which are asset based charges paid from the assets of the Fund;

   o Payments by the Distributor out of its own assets. These payments are in addition to payments made under the Plan.

     You should ask your intermediary for information about any payments it receives from the Distributors.

     The maximum amount of compensation that may be paid to any intermediary under the Plan is 0.25% of average daily net assets. As of April 30, 2005, the maximum amount of additional compensation that the Distributor is paying to any intermediary from its own assets was 0.15% of average daily net assets.

     As of April 30, 2005, the Distributor may make payments out of its own assets to the following financial intermediaries whose fees exceed the Fund's payment of 0.25% of average daily net assets pursuant to the Plan.

   National City Bank
   Pershing LLC
   National Financial Services Corp.
   Etrade
   National Investors Services Corp.
   Charles Schwab
   USAA Investment Management Co.
   Edgewood Services, Inc.

     Financial intermediaries may have been added or removed from the list above since April 30, 2005.

                   BROKERAGE ALLOCATION AND OTHER PRACTICES

     Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, will obtain the best results for the Fund's portfolio taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Pursuant to the provisions of Section 28(e) of the Securities Exchange Act of 1934, the Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided viewed either in terms of that particular transaction or in relation to the Adviser's overall responsibilities with respect to the account as to which the Adviser exercises investment discretion. Such allocation will be in such amounts and in such proportion as the Adviser may determine. The information and services furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. The services and information are furnished to the Adviser at no cost to it; no such services or information were furnished directly to the Fund, but certain of these services might have relieved the Fund of expenses which it would otherwise have had to pay. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgement of the Adviser, are able to execute such orders as expeditiously as possible. Orders may also be placed with brokers or dealers who sell shares of the Fund or other funds for which the Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection.

     The Board of Directors has adopted procedures incorporating the standards of Rule 17e-1 under the Investment Company Act of 1940 which requires that the commissions paid to the Distributor or any other "affiliated person" be "reasonable and fair" compared to the commissions paid to other brokers in connection with comparable transactions. The procedures require that the Adviser furnish reports quarterly to the Directors with respect to the payment of commissions to affiliated brokers and maintain records with respect thereto. The Board of Directors reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by the affiliates in connection therewith.

     During the fiscal years ended April 30, 2003, 2004 and 2005, the Fund paid brokerage commissions of $37,977, $25,445 and $17,045, respectively. During the fiscal year ended April 30, 2005, $13,154 (77%) of the Fund's brokerage commissions were paid to brokers or dealers solely for their services in obtaining the best prices and executions; the balance, or $3,891 (23%), went to brokers or dealers who provided information or sevices to the Adviser and, therefore, indirectly to the Fund and the other entities that it advises. The Fund is advised that the receipt of such information and services has not reduced in any determinable amount the overall expenses of the Adviser.

     Portfolio Turnover. The Fund's annual portfolio turnover rate has exceeded 100% in three of the last five years. A rate of portfolio turnover of 100% would occur if all of the Fund's portfolio were replaced in a period of one year. To the extent that the Fund engages in short-term trading in attempting to achieve its objective, it may increase portfolio turnover and incur higher brokerage commissions and other expenses than might otherwise be the case. Portfolio turnover may also result in capital gain distributions that could increase a shareholder's income tax liability. The Fund's portfolio turnover rate for recent fiscal years is shown under "Financial Highlights" in the Fund's Prospectus.

                                 CAPITAL STOCK

     Each share of the Fund's common stock, $1 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Trustees and, if the Fund were liquidated, would receive the net assets of the Fund.

                  PURCHASE, REDEMPTION AND PRICING OF SHARES

     Purchases: Shares of the Fund are purchased at net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $250 for each subsequent purchase. The Fund reserves the right to reduce or waive the minimum purchase requirements.

     Automatic Purchases: The Fund offers a free service to its shareholders, Valu-Matic, through which monthly investments of $25 or more may be made automatically into the shareholder's Fund account. The required form to enroll in this program is available upon request from the Distributor.

     Retirement Plans: Shares of the Fund may be purchased as the investment medium for various tax-sheltered retirement plans. Upon request, the Distributor will provide information regarding eligibility and permissible contributions. Because a retirement plan is designed to provide benefits in future years, it is important that the investment objective of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact Shareholder Services at 1-800-243-2729.

     Redemption: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the Investment Company Act of 1940: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; (3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

     The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

     It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the Investment Company Act of 1940 to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities may incur brokerage costs on their sales.

     Calculation of Net Asset Value: The net asset value of the Fund's shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., New York time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received. The New York Stock Exchange is currently closed on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if one of those days falls on a Saturday or Sunday, respectively. The net asset value per share is determined by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares.

                                     TAXES
      (See "Dividends, Distributions and Taxes" in the Fund's Prospectus)

     The Fund has elected to be treated, has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, and assuming the Fund meets the distribution requirements stated below, the Fund is not subject to federal income tax on its net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Fund shares). In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and, for tax years beginning after October 22, 2004, net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test") and satisfy certain quarterly asset diversification requirements.

     If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company or did not satisfy the distribution requirement described above, it generally would be treated as a corporation subject to U.S. federal income tax and when the Fund's income is distributed, it would be subject to a further tax at the shareholder level.

     The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains in excess of capital losses, determined, in general, for a one-year period ending on October 31 of such year, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.


     Realized losses incurred after October 31, if so elected by the Fund, are deemed to arise on the first day of the following fiscal year. In addition, for U.S. federal income tax purposes, the Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income liability to the Fund and are not expected to be distributed as such to shareholders. For federal income tax purposes, the Fund had a capital loss carryover at April 30, 2005 of $3,201,639 expiring in 2011.


     Unless a shareholder elects otherwise, distributions from the Fund will be automatically invested in additional common shares of the Fund. For U.S. federal income tax purposes, such distributions generally will be taxable whether a shareholder takes them in cash or they are reinvested in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the Fund and certain other conditions are met, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Dividend income distributed to individual shareholders will qualify for such maximum 15% U.S. federal income tax rate to the extent that such dividends are attributable to "qualified dividend income" as that term is defined in Section 1(h)(11)(B) of the Code from the Fund's investment in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders.

     A dividend that is attributable to qualified dividend income (if any) of the Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

     Dividends from net capital gain that are designated as capital gain dividends, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% U.S. federal tax rate on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate on long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

     Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The federal income tax status of all distributions will be reported to shareholders annually.

     At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time (at the net asset value per share) may include the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive, in effect, a return of capital upon the distribution which will nevertheless be taxable to them.

     Under the Code, dividends declared by the Fund in October, November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by such shareholder on December 31 of such calendar year if such dividend is actually paid in January of the following calendar year. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

     The Fund may invest significantly in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

     If the Fund invests in certain pay-in-kind securities, zero coupon securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

     Dividends received by the Fund from U.S. corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend held in an unleveraged position and distributed and designated by the Fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Any corporate shareholder should consult its adviser regarding the possibility that its tax basis in its shares may be reduced for U.S. federal income tax purposes by reason of "extraordinary dividends" received with respect to the shares and, to the extent reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability. Upon request, the Fund will inform shareholders of the amounts of the qualifying dividends.

     Options written or purchased by the Fund and futures contracts purchased on certain securities and indices may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised or such futures contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by the Fund as long-term or short-term. Additionally, the Fund may be required to recognize gain if an option, futures contract, short sale, or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the Fund to dispose of portfolio securities or to borrow to obtain the necessary cash. Losses on certain options, futures and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures contracts, short sales, and straddles may affect the amount, timing and character of the Fund's income and gains or losses and hence of its distributions to shareholders.

     A shareholder may realize a capital gain or capital loss on the sale, exchange or redemption of shares of the Fund. The tax consequences of a sale, exchange or redemption depend upon several factors, including the shareholder's adjusted tax basis in the shares sold, exchanged or redeemed and the length of time the shares have been held. Initial basis in the shares will be the actual cost of those shares (net asset value of Fund shares on purchase or reinvestment date). Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, redeemed or exchanged, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized by shareholders upon the sale, redemption or exchange of shares within six months of the date of their purchase will generally be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares. Moreover, a loss on a sale, exchange or redemption of Fund shares will be disallowed if shares of the Fund are purchased within 30 days before or after the shares are sold, exchanged or redeemed. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and remaining losses may be carried over to future years. Corporations may generally deduct capital losses only against capital gains with certain carryovers for excess losses.

     Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

     Shareholders who are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares unless the acquisition of the Fund shares was debt-financed. A plan participant whose retirement plan invests in the Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

     For shareholders who fail to furnish to the Fund their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to backup withholding, dividends, distributions of capital gains and redemption proceeds paid by the Fund will be subject to a U.S. federal 28% "backup withholding" requirement. In addition, the Fund may be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. If the withholding provisions are applicable, any such dividends or capital-gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.

     The foregoing discussion relates solely to U.S. federal income tax law as applicable to shareholders who are U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and is not intended to be a complete discussion of all U.S. federal tax consequences. Except as otherwise provided, this discussion does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers or tax-exempt or tax-deferred plans, accounts or entities. Shareholders who are not U.S. persons may be subject to a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund for taxable years of the Fund commencing after December 31, 2004) and, unless an effective IRS Form W-8 BEN or other authorized certificate is on file, to backup withholding at the rate of 28% on certain other payments from the Fund. Shareholders are advised to consult with their tax advisers concerning the application of federal, state, local and foreign taxes to an investment in the Fund.

                               PERFORMANCE DATA

     From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data on the Fund will be accompanied by information on the Fund's average annual compounded rate of return for the periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. The Fund may also advertise aggregate total return information for different periods of time.


     For the one, five and ten year periods ending April 30, 2005, the Fund's average annual total returns were (0.05)%, (1.77)% and 7.14%, respectively; the Fund's average annual total returns (after taxes on distributions) were (1.50)%, (3.79)% and 4.33%, respectively; the Fund's average annual total returns (after taxes on distributions and sale of Fund shares) were 0.29%, (2.62)% and 4.47%, respectively.


     The Fund's total return may be compared to relevant indices and data from Lipper Analytical Services, Inc., Morningstar, Standard & Poor's or Goldman Sachs Convertible Indices.

     From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Fund.

     Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield, total return or distribution rate for any period should not be considered as a representation of what an investment may earn or what an investor's total return, yield or distribution rate may be in any future period.

                             FINANCIAL STATEMENTS


     The Fund's financial statements for the year ended April 30, 2005, including the financial highlights for each of the five fiscal years in the period ended April 30, 2005, appearing in the 2005 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, appearing therein, are incorporated by reference in this Statement of Additional Information.

                           PART C: OTHER INFORMATION

Item 23. Exhibits.

   (a) Articles of Incorporation.*

   (b) By-laws.*

   (c) Instruments Defining Rights of Security Holders. Reference is made to Article Sixth of the Articles of Incorporation filed as Exhibit (a) to Post-Effective Amendment No. 16 filed June 30, 1999, and incorporated herein by reference.

   (d) Investment Advisory Agreement.*

   (e) Distribution Agreement.*

   (f) Not applicable.

   (g) Custodian Agreement and Amendment thereto.*

   (h) Not applicable.

   (i) Legal Opinion.*


   (j) Consent of Independent Registered Public Accounting Firm.


   (k) Not applicable.

   (l) Not applicable.

   (m) Service and Distribution Plan.**

   (p) Code of Ethics.**
------------

   * Filed as an exhibit to Post-Effective Amendment No. 16 filed June 30, 1999, and incorporated herein by reference.

   ** Filed as an exhibit to Post-Effective Amendment No. 17, filed June 29, 2000, and incorporated herein by reference.

Item 24. Persons Controlled by or Under Common Control with Registrant.

     None.

Item 25. Indemnification.

     Incorporated by reference to Article XII of the By-laws filed as Exhibit
(b) to Post-Effective Amendment No. 16, filed June 30, 1999.

Item 26. Business or Other Connections of Investment Adviser.

     Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of Funds listed in Item 27.

                               Position With
Name                            the Adviser                        Other Employment
----------------------- --------------------------- ----------------------------------------------
Jean Bernhard Buttner   Chairman of the Board,      Chairman of the Board and Chief Executive
                        President and Chief         Officer of Arnold Bernhard & Co., Inc. and
                        Executive Officer           Chairman of the Value Line Funds and
                                                    the Distributor

Samuel Eisenstadt       Senior Vice President and   -----------------------------------
                        Director

David T. Henigson       Vice President, Treasurer   Vice President and a Director of Arnold
                        and Director                Bernhard & Co., Inc. and the Distributor

Howard A. Brecher       Vice President, Secretary   Vice President, Secretary, Director of Arnold
                        and Director                Bernhard & Co., Inc.

Stephen Anastasio       Chief Financial Officer     -----------------------------------


Mitchell Appel          Treasurer                   -----------------------------------


Harold Bernard, Jr.     Director                    Attorney-at-law; Retired Administrative
                                                    Law Judge

Herbert Pardes, MD      Director                    President and CEO of New York-Presbyterian
                                                    Hospital

Edward J. Shanahan      Director                    President and Headmaster, Choate Rosemary
                                                    Hall (boarding school)

Marianne B. Asher       Director                    Private Investor

Edgar A. Buttner, MD    Director                    Postdoctoral Fellow, Harvard University

Item 27. Principal Underwriters.

   (a) Value Line Securities, Inc., acts as principal underwriter for the following Value Line funds: The Value Line Fund, Inc.; Value Line Income and Growth Fund, Inc.; The Value Line Special Situations Fund, Inc.; Value Line Leveraged Growth Investors, Inc.; The Value Line Cash Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Emerging Opportunities Fund, Inc.; Value Line Asset Allocation Fund, Inc.

     (b)

                                            (2)                         (3)
              (1)                  Position and Offices            Position and
      Name and Principal              with Value Line              Offices with
       Business Address              Securities, Inc.               Registrant
------------------------------ ---------------------------- --------------------------
  Jean Bernhard Buttner        Chairman of the Board        Chairman of the Board
                                                            and President
  David T. Henigson            Vice President, Secretary,   Vice President, Secretary
                               Treasurer and Director       and Treasurer
  Howard A. Brecher            Vice President, Assistant    Assistant Treasurer and
                               Secretary and Assistant      Assistant Secretary
                               Treasurer

     The business address of each of the officers and directors is 220 East 42nd Street, New York, NY 10017-5891.

   (c)  Not applicable.

Item 28. Location of Accounts and Records.

        Value Line, Inc.
        220 East 42nd Street
        New York, NY 10017
        For records pursuant to:
        Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
        Rule 31a-1(f)

        State Street Bank and Trust Company c/o BFDS
        P.O. Box 219729
        Kansas City, MO 64121-9729
        For records pursuant to Rule 31a-1(b)(2)(iv)

        State Street Bank and Trust Company
        225 Franklin Street
        Boston, MA 02110
        For all other records

Item 29. Management Services.

        None.

Item 30. Undertakings.

        None.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 24th day of August, 2005.

                                        VALUE LINE CONVERTIBLE FUND

                                        By: /S/ DAVID T. HENIGSON
                                           ------------------------------------
                                           David T. Henigson, Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

         Signatures                         Title                Date
---------------------------   --------------------------------   ---------------
       *JEAN B. BUTTNER       Chairman and Director;             August 24, 2005
  (Jean B. Buttner)           President; Principal
                              Executive Officer

       *JOHN W. CHANDLER      Director                           August 24, 2005
  (John W. Chandler)

      *FRANCES T. NEWTON      Director                           August 24, 2005
  (Frances T. Newton)

      *FRANCIS C. OAKLEY      Director                           August 24, 2005
  (Francis C. Oakley)

      *DAVID H. PORTER        Director                           August 24, 2005
  (David H. Porter)

     *PAUL CRAIG ROBERTS      Director                           August 24, 2005
     (Paul Craig Roberts)

      *MARION N. RUTH         Director                           August 24, 2005
  (Marion N. Ruth)

      *NANCY-BETH SHEERR      Director                           August 24, 2005
  (Nancy-Beth Sheerr)

    /s/ DAVID T. HENIGSON     Treasurer; Principal Financial     August 24, 2005
       ----------------       and Accounting Officer
  (David T. Henigson)

*By: /S/ DAVID T. HENIGSON
    -------------------------
    (David T. Henigson, Attorney-in-Fact)